PARAMETRIC VOLATILITY RISK PREMIUM – DEFENSIVE FUND
(the “Fund”)
Supplement to Prospectus and Summary Prospectus dated June 1, 2023

Effective May 1, 2024, in accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary benchmark is now the S&P 500® Index.

References to other benchmark indexes in the Fund’s prospectus remain in effect. These additional index(es) provide a means to compare the Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of the Fund’s investment universe.

May 1, 2024	43607 5.1.24